UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 18, 2011

HAWAIIAN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350

Honolulu, HI  96819

 (Address of principal executive offices, including zip code)

(808) 835-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       Entry into a Material Definitive Agreement

Underwriting Agreement

On March 18, 2011, Hawaiian Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with UBS Securities LLC, as managing underwriter for the underwriters named in Schedule A annexed thereto (the “Underwriters”), relating to the issuance and sale by the Company of $75 million aggregate principal amount of the Company’s 5.00% Convertible Senior Notes due 2016 (the “Notes”).  Under the terms of the Underwriting Agreement, the Company has granted the Underwriters an option, exercisable for up to 13 days, to purchase up to an additional $11.25 million principal amount of the Notes solely to cover over-allotments, if any.  The offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-162891), which became effective on November 19, 2009, as supplemented by the preliminary prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on March 17, 2011 and the prospectus supplement filed with the Commission on March 18, 2011.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company.  Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities.

The description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement attached as Exhibit 1.1 to this report and incorporated herein by reference.

Convertible Note Hedge Transactions

On March 18, 2011, in connection with the offering of the Notes, the Company entered into convertible note hedge transactions with respect to its common stock (the “Purchased Options”) with UBS AG and JPMorgan Chase Bank, National Association (collectively, the “Counterparties”). The Purchased Options cover, subject to anti-dilution adjustments substantially identical to those in the Notes, approximately 9.5 million shares of the Company’s common stock at a strike price that corresponds to the initial conversion price of the Notes, also subject to adjustment, and are exercisable upon conversion of the Notes. The Purchased Options will expire upon the maturity of the Notes. Copies of the confirmations relating to the Purchased Options are attached as Exhibits 10.1 and 10.2 to this report and are incorporated herein by reference.

The Purchased Options are intended generally to reduce the potential dilution to the Company’s common stock and/or to offset potential cash payments in excess of the principal amount of converted Notes, as the case may be, upon conversion of the Notes in the event that the market price per share of the Company’s common stock, as measured under the terms of the Purchased Options, is greater than the strike price of the Purchased Options.

The Purchased Options are separate transactions, entered into by the Company with the Counterparties, and are not part of the terms of the Notes. Holders of the Notes will not have any rights with respect to the Purchased Options.

Warrant Transactions

On March 18, 2011, the Company also entered into a warrant transactions (the “Warrants”), whereby the Company sold to the Counterparties warrants to acquire, subject to anti-dilution adjustments, approximately 9.5 million shares of the Company’s common stock, at a strike price of $10.00 per share, also subject to adjustment, which is a premium of approximately 63.6661% relative to the last reported sale price of the Company’s common stock of $6.11 on March 17, 2011. In no event will the number of shares of common stock issuable upon exercise of the Warrants exceed 19.9% of the number of shares of common stock outstanding.  The Warrants were sold in private placements to the Counterparties pursuant to the exemptions from the registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act. Copies of the confirmations relating to the Warrant transactions are attached as Exhibits 10.3 and 10.4 to this report and are incorporated herein by reference.

If the market value per share of the Company’s common stock, as measured under the Warrants, exceeds the strike price of the Warrants, the Warrants will have a dilutive effect on the Company’s earnings per share.

The Warrants are separate transactions, entered into by the Company with the Counterparties, and are not part of the terms of the Notes. Holders of the Notes will not have any rights with respect to the Warrants.

The cost of the Purchased Options, after being partially offset by the proceeds from the sale of the Warrants, will be approximately $6.6 million.

ITEM 3.02                                       Unregistered Sales of Equity Securities

The information set forth under the heading Warrant Transactions in Item 1.01 above is incorporated by reference into this Item 3.02.

ITEM 8.01                                       Other Events

On March 18, 2011, the Company issued a press release entitled “Hawaiian Holdings Prices $75 Million Convertible Senior Notes Offering.”  A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by this reference.

ITEM 9.01                                       Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
1.1	Underwriting Agreement, dated as of March 18, 2011, by and between Hawaiian Holdings, Inc. and UBS Securities LLC, as Managing Underwriter.
10.1	Base Call Option Transaction Confirmation, dated as of March 18, 2011, by and among Hawaiian Holdings, Inc., UBS AG, London Branch and UBS Securities LLC, solely as agent of UBS AG, London Branch.
10.2	Base Call Option Transaction Confirmation, dated as of March 18, 2011, by and between Hawaiian Holdings, Inc. and JPMorgan Chase Bank, National Association.
10.3	Base Warrants Transaction Confirmation, dated as of March 18, 2011, by and among Hawaiian Holdings, Inc., UBS AG, London Branch and UBS Securities LLC, solely as agent of UBS AG, London Branch.
10.4	Base Warrants Transaction Confirmation, dated as of March 18, 2011, by and between Hawaiian Holdings, Inc. and JPMorgan Chase Bank, National Association.
99.1	Press Release, dated March 18, 2011, entitled “Hawaiian Holdings Prices $75 Million Convertible Senior Notes Offering.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawaiian Holdings, Inc.

Date: March 18, 2011	By:	/s/ Peter R. Ingram
Peter R. Ingram Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 18, 2011, between Hawaiian Holdings, Inc. and UBS Securities, LLC, as Managing Underwriter.

10.1	Base Call Option Transaction Confirmation, dated as of March 18, 2011, by and among Hawaiian Holdings, Inc., UBS AG, London Branch and UBS Securities LLC, solely as agent of UBS AG, London Branch.

10.2	Base Call Option Transaction Confirmation, dated as of March 18, 2011, by and between Hawaiian Holdings, Inc. and JPMorgan Chase Bank, National Association.

10.3	Base Warrants Transaction Confirmation, dated as of March 18, 2011, by and among Hawaiian Holdings, Inc., UBS AG, London Branch and UBS Securities LLC, solely as agent of UBS AG, London Branch.

10.4	Base Warrants Transaction Confirmation, dated as of March 18, 2011, by and between Hawaiian Holdings, Inc. and JPMorgan Chase Bank, National Association.

99.1	Press Release, dated March 18, 2011, entitled “Hawaiian Holdings Prices $75 Million Convertible Senior Notes Offering.”